CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”) is made and entered into as of December 6, 2016, by and between Precious Investments, Inc., a Nevada corporation (hereinafter referred to as the “Company”) and Kashif Khan and Karrah, Inc., a consultants operating out of Toronto, Canada (hereinafter collectively referred to as the “Consultant”).

RECITALS

WHEREAS, Consultant has certain experience and contacts pertaining to marketing and selling colored diamonds;

WHEREAS, the Company wishes to engage the services of the Consultant as an advisor and sales agent to assist the Company in offering the Company’s existing colored diamond inventory to its existing and prospective clients and;

WHEREAS, the Company has agreed to provide Consultant with a revenue share agreement according to the conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained in this Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.      CONSULTING SERVICES

Consultant shall act as a non-exclusive advisor and sales agent in assisting Company in its marketing and sales of the Company’s colored diamond inventory on an international basis and domestically (the "Consulting Services"). Consultant hereby agrees to utilize its best efforts in performing the Consulting Services. As part of the Consulting Services, Consultant will provide the Company with certain skills, contacts, and resources that the Consultant has developed or has access to with the intent that these services shall either directly or indirectly create or generate revenues for the Company. Further, Consultant shall introduce potential business opportunities and projects to the Company.

2.      TERM OF AGREEMENT

This Agreement shall be in full force and effect commencing upon the date hereof and concluding at the close of business on the same date in twelve months ("Termination Date"). After the Termination Date, this Agreement shall automatically renew on a month-to-month basis unless either party elects to terminate that Agreement by giving notice in writing within 30 days of the Termination Date. Either party hereto shall have the right to terminate this Agreement without notice in the event of the death, bankruptcy, insolvency, or assignment for the benefit of creditors of the other party. Consultant shall have the right to terminate this Agreement if Company fails to comply with any of the material terms of this Agreement, including without limitation its responsibilities for fees as set forth in this Agreement, and such failure continues un-remedied for a period of thirty (30) days after written notice to the Company by Consultant. The Company shall have the right to terminate this Agreement upon delivery to Consultant of notice setting forth with specificity facts comprising a material breach of this Agreement by Consultant. Consultant shall have thirty (30) days to remedy such breach.

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3.      TIME DEVOTED BY CONSULTANT

It is anticipated that the Consultant shall spend as much time as deemed necessary by the Consultant in order to perform the obligations of Consultant hereunder.

4.      PLACE WHERE SERVICES WILL BE PERFORMED

The Consultant will perform most services in accordance with this Agreement at Company’s offices. In addition, the Consultant will perform services on the telephone and at such other place(s) as necessary to perform these services in accordance with this Agreement.

5.      COMPENSATION TO CONSULTANT

In exchange for the Consulting Services provided by Consultant to Company, Company shall allow Consultant to retain up to the first $1,500,000 in revenues generated (the “Initial Revenue Share”). The Initial Revenue Share shall be used exclusively to pay off that certain promissory note the Company issued to Karrah, Inc. dated October 28, 2016 in the principal amount of $1,500,000. After which all revenues generated on a monthly basis will be shared between the Company with the Company allotted 95% and the Consultant allotted 5% of all gross revenues received solely from the efforts of Consultant. For greater certainty, Consultant shall not be entitled to any revenue share from the Company’s own sales efforts.

6.      INDEPENDENT CONTRACTOR

Both Company and the Consultant agree that the Consultant will act as an independent contractor in the performance of his duties under this Agreement. Nothing contained in this Agreement shall be construed to imply that Consultant, or any employee, agent or other authorized representative of Consultant, is a partner, joint venturer, agent, officer or employee of Company.

7.      CONFIDENTIAL INFORMATION

The Consultant and the Company acknowledge that each will have access to proprietary information regarding the business operations of the other and agree to keep all such information secret and confidential and not to use or disclose any such information to any individual or organization without the non-disclosing party’s prior written consent. It is hereby agreed that from time to time Consultant and the Company may designate certain disclosed information as confidential for purposes of this Agreement. Consultant hereby designates its contact network and/or any retail brokerage operations identified by Consultant to Company as Consultant’s confidential information. The Company hereby designates its contact network and/or any retail brokerage operations identified by Company to Consultant as Company’s confidential information.

8.      COVENANTS OF CONSULTANT

Consultant covenants and agrees with the Company that, in performing Consulting Services Consultant will not publish, circulate or otherwise use any sales materials, business plans, financial statements, or other sales documentation, unless otherwise approved by the Company.

9.      MISCELLANEOUS

(a) ATTORNEYS’ FEES. If either party files any action or brings any proceeding against the other arising out of this Agreement, then the prevailing party shall be entitled to reasonable attorneys' fees.

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(b) WAIVER. No waiver by a party of any provision of this Agreement shall be considered a waiver of any other provision or any subsequent breach of the same or any other provision. The exercise by a party of any remedy provided in this Agreement or at law shall not prevent the exercise by that party of any other remedy provided in this Agreement or at law.

(c) ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and no assignment shall be allowed without first obtaining the written consent of the non-assigning party.

(d) SEVERABILITY. In any condition or covenant herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable form the remainder of this Agreement and shall in no way effect the other covenants and conditions contained herein.

(e) AMENDMENT. This Agreement may be amended only by a written agreement executed by all parties hereto.

(f) HEADINGS. Titles or captions contained herein are inserted as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or any provision hereof. No provision in this Agreement is to be interpreted for or against either party because that party or his legal representative drafted such provision.

(g) NOTICE. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal service facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal delivery or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company: ________________________

________________________

________________________

________________________

If to the Consultant: ________________________

________________________

________________________

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(h) ENTIRE AGREEMENT. This Agreement contains all of the representations, warranties, and the entire understanding and agreement between the parties. Correspondence, memoranda, or agreements, whether written or oral, originating before the date of this Agreement are replaced in total by this Agreement unless otherwise especially stated.

(i) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.

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(j) GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada which would apply if both parties were residents of Nevada and this Agreement was made and performed in Nevada. In any legal action involving this Agreement or the parties' relationship, the parties agree that the exclusive venue for any lawsuit shall be in the state or federal court located within the County of Clark, Nevada. The parties agree to submit to the personal jurisdiction of the state and federal courts located within Clark County, Nevada.

IN WITNESS WHEREOF, the parties hereto have placed their signatures hereon on the day and year first above written.

PRECIOUS INVESTMENTS, INC.

/s/ Michelle Furnari

Name: Michelle Furnari

Title: CEO

KARRAH, INC.

/s/ Farrah Khan

Name: Farrah Khan

Title: CEO

/s/ Kashif Khan

KASHIF KHAN

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